UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 4, 2010

Apollo Medical Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25809 (Commission File Number)	20-8046599 (I.R.S. Employer Identification No.)

450 North Brand Blvd.
Glendale, California 91203
(Address of Principal Executive Offices)

(818) 507-4617
(Registrant’s Telephone Number)

1010 N Central Avenue
Glendale, California 91202

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2010 Equity Incentive Plan

On March 4, 2010, the Board of Directors of Apollo Medical Holdings, Inc. and three members of our Board that own, in the aggregate, approximately 70% of the outstanding shares of our common stock, approved the adoption of the Apollo Medical Holdings Inc., 2010 Equity Incentive Plan, which we refer to as the “2010 Plan.”

The 2010 Plan authorizes the granting of the following types of awards to persons who are employees, officers, consultants, advisors, or directors of our company or any of its affiliates:

•	Incentive stock options that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	Non-qualified stock options that are not intended to be incentive stock options;

•	Shares of common stock that are subject to specified restrictions, or “restricted stock”; and

•	Stock appreciation rights.

Subject to the adjustment provisions of the 2010 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 5,000,000 shares of common stock may be issued under the 2010 Plan.  Our Board of Directors will serve as  “Administrator” of the 2010 Plan, except to the extent our Board of Directors delegates the administration of the 2010 Plan to a committee of one or more members of our Board of Directors.  The 2010 Plan will expire on March 4, 2020, unless terminated earlier by our Board of Directors.  As of the date hereof, no awards have been granted under the 2010 Plan.

The preceding discussion is a summary only of some of the provisions of the 2010 Plan, a complete copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.02, above, on March 4, 2010, the holders of approximately 70% of the outstanding shares of our common stock approved the adoption of the 2010 Plan by written consent without a meeting.  The Company intends to file an Information Statement with the Securities and Exchange Commission in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 as soon as practicable relating to this action by written consent.  In accordance with Rule 14c-2, the action will become effective 21 calendar days (or 41 calendar days if we pursue the "Notice Only" option pursuant to Rule 14a-16) after an Information Statement is sent to our stockholders of record as of March 4, 2010.

ITEM 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Document Description

99.1	Apollo Medical Holdings, Inc. 2010 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2010	APOLLO MEDICAL HOLDINGS, INC.

	By:	/s/ WARREN HOSSEINION
Warren Hosseinion Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Apollo Medical Holdings, Inc. 2010 Equity Incentive Plan